EXHIBIT 6(a)

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the use of our report included herein and to the references to our Firm under the heading "Other Matters -- Independent Certified Public Accountants" in the Prospectus.



                                         KPMG PEAT MARWICK LLP


Minneapolis, Minnesota
May 6, 1997